                                                                   EXHIBIT 10.21

                                 VOXWARE, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I
                                    PURPOSE
                                    -------

          1.01.  Purpose.  The purpose of the Plan is to provide eligible
                 -------
employees of the Company and its Subsidiaries with a convenient way to acquire shares of the Company's Common Stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, and the Plan will be interpreted and construed accordingly.

                                   ARTICLE II
                                  DEFINITIONS
                                  -----------

          Wherever used herein, the masculine includes the feminine, the singular includes the plural, and the following terms have the following meanings unless a different meaning is clearly required by the context.

          2.01. "Account" means the bookkeeping account established in the name of each Participant to reflect the payroll deductions made hereunder on behalf of the Participant.

          2.02.  "Board" means the Board of Directors of the Company.

          2.03. "Code" means the Internal Revenue Code of 1986, as it now exists and is hereafter amended.

          2.04. "Committee" means the administrative committee appointed by the Board to administer the Plan.

          2.05. "Common Stock" means the common stock of the Company, $.0001 par value per share.

          2.06. "Company" means Voxware, Inc., a Delaware corporation, and any successor corporation.

          2.07. "Compensation" means all cash compensation paid by the Company or a Subsidiary to a Participant which is required to be reported as wages on the Participant's Form W-2 and such additional amounts which are not includable in gross income by reason of Sections 125,402(a) or 402(L(i)(B) of the Code.

          2.08. "Employee" means an individual who performs services for the Company or a participating Subsidiary in an employer-employee relationship and whose customary employment is at least twenty hours per week and more than five months per year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          2.09.  "Enrollment Date" means the first day of an Offering Period.

          2.10.  "Exercise Date" means the last business day of an Offering
Period.

          2.11. "Fair Market Value" means the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee. For the purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the price to the public as set forth in the final prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock.

          2.12. "Offering Period" means the six-month period beginning on each December 1 and June 1 and ending on each May 31 and November 30, respectively; provided, however, that the first Offering Period shall be the period beginning with the first business day on or after the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and

Exchange Commission and terminating on the last business day in the period ending May 31, 1997. The Committee shall have the power to change the duration of Offering Periods and the commencement dates thereof without stockholder approval if such change is announced to Employees at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

          2.13. "Participant" means any Employee for whom an Account is maintained under the Plan.

          2.14. "Subsidiary" means a corporation 50% or more of the total combined voting power of which is owned directly or indirectly by the Company as described in Section 424(f) of the Code.

                                  ARTICLE III
                             PARTICIPATION IN PLAN
                             ---------------------

          3.01.  General.  An Employee will be eligible to become a Participant
                 -------
in the Plan on the Enrollment Date next following the date he becomes an Employee.

          3.02.  Restrictions on Participation.  Notwithstanding any provisions
                 -----------------------------
of the Plan to the contrary, no Employee may be granted the right to purchase Common Stock under the Plan if and to the extent that:

               (a) immediately after the grant, such Employee would directly or indirectly own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (determined in accordance with Section 424(d) of the Internal Revenue Code of 1986); or

               (b) the Employee's right to purchase stock under all employee stock purchase plans of the Company would accrue at a rate which exceeds $25,000 in fair market value (determined at the time of grant) for each calendar year in which such right is outstanding.

          3.03.  Enrollment.  An eligible Employee may become a Participant for
                 ----------
an Offering Period by completing a Plan enrollment form authorizing payroll deductions and filing it with the Company prior to the first day of the Offering Period. Payroll deductions for a Participant shall commence on the first payroll following the first Enrollment Date following such filing and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant in accordance with the provisions hereof.

                                   ARTICLE IV
                       ISSUANCE OF STOCK PURCHASE RIGHTS
                       ---------------------------------

          4.01.  Payroll Deduction.  At the time a Participant enrolls in the
                 -----------------
Plan, he must elect the amount to be deducted from each paycheck during the Offering Period(s) covered by the election, provided, however, that no more than 10% of a Participant's pay may be withheld under the Plan on any pay date. All payroll deductions made for a Participant shall be credited to his Account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account. Unless the Committee determines otherwise, interest shall not accrue on any amounts credited to a Participant's Account. The rate of a Participant's contribution, once established, shall remain in effect for all subsequent Offering Periods unless changed by the Participant in writing at such time and in such manner as the Committee may prescribe.

          4.02.  Stock Subject to Plan.  The Company may issue and sell a total
                 ---------------------
of up to 200,000 shares of its Common Stock pursuant to the Plan. Such shares may be either authorized and unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury or shares of Common Stock reacquired by the Company upon purchase in the open market.

          4.03.  Purchase Price.  The purchase price of Common Stock issued
                 --------------
under the Plan on the Exercise Date for any Offering Period will be equal to 85% of the lesser of (a) the Fair Market Value on the Exercise Date, or (b) the Fair Market Value on the first business day of the Offering Period.

          4.04.  Purchase of Shares.  On each Exercise Date, the amount credited
                 ------------------
to a Participant's Account shall be used to purchase a whole number of shares of Common Stock, the number of which will be determined by dividing the amount of the Participant's Account by the purchase price per share. Any amount remaining in a Participant's Account may be returned to the Participant if requested. If such return is not requested, the balance (representing amounts which would purchase only fractional shares) will remain in the Participant's Account for the next Offering Period. If the total number of shares of Common Stock to be purchased as of an Exercise Date

(when aggregated with shares of Common Stock previously purchased for all Employees under the Plan) exceeds the number of shares then authorized under the Plan, a pro-rata allocation of the available shares will be made among the Participants based upon the amounts in their respective Accounts as of the Exercise Date.

          4.05.  Issuance of Common Stock.  As promptly as practicable after
                 ------------------------
each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares of Common Stock purchased upon exercise of his right.

          4.06.  Discontinuance and Withdrawal of Contributions; Change of Rate
                 --------------------------------------------------------------
of Payroll Deductions.  (a)  At any time during an Offering Period, a
- ---------------------
Participant may notify the Company that he wishes to discontinue contributions under the Plan. This notice shall be in writing and shall become effective as soon as practicable following its receipt by the Company. A Participant may elect to withdraw all, but not less than all, of the amount of his Account at any time during an Offering Period except on the Exercise Date with respect to that Offering Period. If a withdrawal is made during an Offering Period, no further contributions will be permitted during that Offering Period by the withdrawing Participant.

     (b) At any time during an Offering Period, a Participant may increase or decrease the rate of his payroll deductions during the Offering Period by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of payroll deduction rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new enrollment form unless the Company elects to process a given change more quickly.

          4.07.  Termination of Employment.  Any Participant whose employment
                 -------------------------
with the Company and its Subsidiaries is terminated for any reason before an Exercise Date shall thereupon cease being a Participant, and he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the right will be returned to such Participant or, in the case of his death, to the person or persons entitled thereto under Section 6.02 hereof, and such Participant's right will be automatically terminated. The balance of the Participant's Account shall be paid to such Participant or his legal representative as soon as practical after his termination of employment.

                                   ARTICLE V
                                 ADMINISTRATION
                                 --------------

          5.01.  Administration.  The Plan will be administered by a committee
                 --------------
(the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board; provided that, notwithstanding anything herein to the contrary, the Board shall have all the powers of the Committee under the Plan and the Board may, in its sole and absolute discretion, determine not to appoint a Committee. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to construe, interpret and apply the provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all determinations and take all actions as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or of a Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or willful misconduct.

                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

          6.01.  Amendment or Termination.  (a)  The Board may at any time or
                 ------------------------
from time to time amend the Plan in any respect, except that, without approval of the Company's stockholders, no amendment may (i) increase the number of shares of Common Stock reserved under the Plan other than as provided herein with respect to adjustments for certain capital changes and reorganizations,
(ii) reduce the purchase
price per share or (iii) make the Plan available to any person who is not an Employee. The Board reserves the right to terminate the Plan at any time. Except as set forth in Section 6.05, no such action amending or terminating the Plan may affect adversely any outstanding right without the consent of each Participant who is so affected; provided that, an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders.

     (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

          6.02.  Transferability.  Neither payroll deductions credited to a
                 ---------------
Participant's Account nor any rights with regard to the exercise of a right to purchase Common Stock or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as expressly provided below) by the Participant.
Any such attempt as assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 4.06 hereof. During the lifetime of each Participant, the rights granted hereunder are only exercisable by such Participant. A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the right is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to the exercise of the right. Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          6.03.  No Rights of Employment.  The Plan will not be deemed to
                 -----------------------
constitute a contract between the Company or a Subsidiary and any individual or to be a consideration or inducement for the employment of any individual. Nothing contained in the Plan shall be deemed to give any individual the right to be retained in the service of the Company and its Subsidiaries or to interfere with the right of the Company and its Subsidiaries to discharge him or her at any time.

          6.04.  Use of Funds.  All payroll deductions received or held by the
                 ------------
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          6.05.  Adjustments Upon Changes in Capitalization, Dissolution,
                 --------------------------------------------------------
Liquidation, Merger or Asset Sale.
- ---------------------------------
          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number and class of shares which may be issued under the Plan as well as the price per share of Common Stock covered by each right under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination of reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration to the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a right.
          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee.
          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each right under the Plan shall be assumed or an equivalent right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board or the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or the Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his right has been changed to the New Exercise Date and that his right will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 4.06 hereof. For purposes of this paragraph, a right granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the right confers the right to purchase, for each share of Common Stock subject to the right immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board or the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the right to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock and the sale of assets or merger.
          (d) Fractional Shares.  In the event of any adjustment in the number
              -----------------
of shares of Common Stock covered by any right pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such right will cover only the number of full shares of Common Stock resulting from the adjustment.
          (e) Determination of Board or the Committee to be Final.  All
              ---------------------------------------------------
adjustments under this paragraph shall be made by the Board or the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          6.06.  Legal Requirements.  The Company's obligation to sell and
                 ------------------
deliver shares of Common Stock under the Plan is at all times subject to all approvals of, or filings with, any governmental authorities required in connection with the authorization, issuance, sale or delivery of such shares. Shares shall not be issued with respect to a right unless the exercise of such right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of a right, the Company may require the person exercising such right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

          6.07.  Headings.  Any headings or subheadings in the Plan are inserted
                 --------
for convenience of reference only and are to be ignored in the construction of any provisions hereof.

          6.08.  Governing Law.  This Plan shall be construed in accordance with
                 -------------
the laws of the State of Delaware and, where appropriate, the Internal Revenue Code of 1986.

                                   EXHIBIT A
                                   ---------

                                 VOXWARE, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                                ENROLLMENT FORM


_____ Original Application                          Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

1. _______________________hereby elects to participate in the Voxware 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with the provisions hereof and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (1-10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will automatically be used to purchase shares of Common Stock.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of such Plan. I understand that my ability to purchase shares of Common Stock is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only): __________
     _____________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS
              --------------------------------------------------------------
     AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE
     -----------------------------------------------------------------------
     PROVISION FOR FEDERAL, STATE OR OTHER TAX
     -----------------------------------------

     WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE
     ------------------------------------------------------------------------
     COMMON STOCK.  The Company may, but will not be obligated to, withhold from
     -------------
     my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this election is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:   (Please print)__________________________________________________________
                        (First)               (Middle)                (Last)


_________________________________              _________________________________
Relationship


                                               _________________________________
                                               (Address)

Employee's Social
Security Number:


Employee's Name and Address:                   _________________________________

                                               _________________________________

                                               _________________________________

I UNDERSTAND THAT THIS ELECTION SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:__________________________            ___________________________________
                                            Signature of Employee


                                            ___________________________________
                                            Spouse's Signature
                                            (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------

                                 VOXWARE, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Voxware, Inc. Employee Stock Purchase Plan which began on _____________________ 19_____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her right for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Enrollment Form.


                                    Name and Address of Participant:


                                    ___________________________________________

                                    ___________________________________________

                                    ___________________________________________


                                    Signature:



                                    ___________________________________________

                                    Date: _____________________________________